                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                               September 24, 2001
                                 Date of Report

                          BRISTOL-MYERS SQUIBB COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                  1-1136                           22-079-0350
         (Commission File Number)     (IRS Employer Identification Number)


       345 Park Avenue, New York, NY                  10154

  (Address of principal executive offices)          (Zip Code)


                                 (212) 546-4000

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Item 7.

This report on Form 8-K/A amends the report on Form 8-K/A filed on September 20, 2001, by substituting the following Unaudited Pro Forma Combined Balance Sheet, June 30, 2001, for the Unaudited Pro Forma Balance Sheet, June 30, 2001, originally filed. The only change is the historical number for DuPont Pharmaceuticals for the line item "Excess of cost over net tangible assets arising from business acquisitions."


Dated: September 24, 2001                  BRISTOL-MYERS SQUIBB COMPANY


                                           By: /s/ CURTIS L. TOMLIN
                                               ---------------------------------
                                               Curtis L. Tomlin
                                               Vice President and Controller

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                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                  JUNE 30, 2001
                              (DOLLARS IN MILLIONS)

                                                            HISTORICAL
                                                  -----------------------------
                                                                                      PRO                                   ADJUSTED
                                                  BRISTOL-MYERS    DUPONT            FORMA             PRO                    PRO
                                                      SQUIBB    PHARMACEUTICALS    ADJUSTMENT         FORMA      CLAIROL     FORMA
                                                     --------   ---------------    ----------        --------    --------   --------
                                                                                                                   (J)
Assets
Current Assets:
      Cash and cash equivalents                  $  2,944            $-         $ (1,300)(F)     $  1,644      $  2,450    $  4,094
      Time deposits and marketable securities         204             5               --              209            --         209
      Receivables, net of allowances                3,551           273               --            3,824          (318)      3,506
      Inventories                                   1,909           188              160 (G)        2,257          (187)      2,070
      Prepaid expenses                                911            18               --              929           (33)        896
                                                 --------      --------         --------         --------      --------    --------
          Total Current Assets                      9,519           484           (1,140)           8,863         1,912      10,775

Property, Plant and Equipment, net                  4,681           374               --            5,055          (213)      4,842

Insurance Recoverable                                 201            --               --              201            --         201

Excess of cost over net tangible assets
      arising from business acquisitions            1,400         1,033            4,028 (G)        5,428           (44)      5,384
                                                                                  (1,033)(I)
Other Assets                                        1,675           106            2,200 (G)        5,037           (10)      5,027
                                                                                     334 (G)
                                                                                     722 (H)
                                                 --------      --------         --------         --------      --------    --------
          Total Assets                           $ 17,476      $  1,997         $  5,111         $ 24,584      $  1,645    $ 26,229
                                                 ========      ========         ========         ========      ========    ========

Liabilities
Current Liabilities:
      Short-term borrowings                      $    162      $      5         $  2,500 (F)     $  2,667      ($ 2,500)        167
      Accounts payable                              1,629            59               --            1,688          (152)      1,536
      Accrued expenses                              2,770           324              995 (G)        4,089            96       4,185

      U.S. and foreign income taxes payable           700             4               --              704         1,678       2,382
                                                 --------      --------         --------         --------      --------    --------
          Total Current Liabilities                 5,261           392            3,495            9,148          (878)      8,270

Other Liabilities                                   1,374           243              155 (G)        1,772           (28)      1,744

Long-Term Debt                                      1,302             1            4,000 (F)        5,303            --       5,303
                                                 --------      --------         --------         --------      --------    --------

          Total Liabilities                         7,937           636            7,650           16,223          (906)     15,317

Stockholders' Equity
Net Assets Acquired                                    --         1,361           (1,033)(I)           --            --          --
                                                                                    (328)(I)
Common Stock                                          220            --               --              220            --         220
Capital in excess of par value of stock             2,201            --               --            2,201            --       2,201
Other Comprehensive Income                         (1,047)           --               --           (1,047)           51        (996)
Retained earnings                                  19,246            --           (1,900)(G)       18,068         2,500      20,568
                                                                                     722 (H)
                                                 --------      --------         --------         --------      --------    --------
                                                   20,620         1,361           (2,539)          19,442         2,551      21,993

Less cost of treasury stock                        11,081            --               --           11,081            --      11,081

          Total Stockholders' Equity                9,539         1,361           (2,539)           8,361         2,551      10,912
                                                 --------      --------         --------         --------      --------    --------
      Total Liabilities and
        Stockholders' Equity                     $ 17,476      $  1,997         $  5,111         $ 24,584      $  1,645    $ 26,229
                                                 ========      ========         ========         ========      ========    ========

See Notes to Unaudited Pro Forma Financial Statements

                                       39